CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Timber ETF
Guggenheim Frontier Markets ETF
Guggenheim Canadian Energy Income ETF
Guggenheim International Multi-Asset Income ETF

Supplement to the currently effective Statement of Additional Information (“SAI”) for the above-listed Funds:

The following disclosure is hereby added to the “Taxes” section of the above-listed Funds’ SAI as the eleventh paragraph of that section.

With respect to Brazil, a 6% Imposto sobre Operacões Financeiras (“IOF”) tax, with the rate subject to change, applies to certain foreign exchange inflows into Brazil with respect to fixed income trades, and a 2% IOF tax, with rates subject to change, applies to certain foreign exchange inflows into Brazil with respect to equity trades. Also, a 1.5% IOF tax applies to the creation of new American or Global Depositary Receipt issuances with respect to Brazilian equities and a 0.38% IOF tax applies to the cancellation of American or Global Depositary Receipts if the underlying equities are then issued in the Brazil (local) markets. If incurred by a Fund, an IOF tax would not be creditable against U.S. income tax liability.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

June 17, 2011

ETF-SAI-T2COMBO-SUP61711